NEWS RELEASE


                                                                        AEROFLEX


                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------


FOR FURTHER INFORMATION CONTACT:

Investor Inquiries:
------------------
Leonard Borow
President and Chief Operating Officer
(516) 694-6700



                              AEROFLEX INCORPORATED
                     REPORTS RECORD SECOND QUARTER SALES AND
                       44% INCREASE IN PRO FORMA EARNINGS



PLAINVIEW,  NEW YORK, February 7, 2006 -- Aeroflex  Incorporated (Nasdaq Symbol:
ARXX), a leading designer, developer and manufacturer of automated testing solutions and microelectronics for the aerospace, defense and broadband communications markets, today announced operating results for its fiscal 2006 second quarter, which ended December 31, 2005.

The highlights of the Company's quarterly financial performance from continuing operations for the second quarter of fiscal 2006 are as follows:

     o net sales increased 20% to a quarterly record $135.2 million (including contributions from our fourth quarter 2005 acquisitions) from $112.5 million last year and $125.6 million in the first quarter of this fiscal year, representing 8% sequential growth;
     o    pro forma gross profit margins were 47.8% compared to 47.6% last year;
          and
     o    pro forma operating income increased 48% compared to last year.

On a pro forma basis, for the fiscal 2006 second quarter, income from continuing operations increased 44% to $10.7 million, or $.14 per diluted share, compared to $7.4 million, or $.10 per diluted share, last year. The fiscal 2006 second quarter pro forma results exclude pre-tax charges of:

     o $3.4 million ($2.1 million, after tax) for amortization of acquired intangibles; and
     o    $1.4 million ($0.8 million, after tax) for stock based compensation.

The prior year's second quarter pro forma results excluded a pre-tax charge of $2.0 million ($1.3 million, after tax) for amortization of acquired intangibles.

On a GAAP basis, income from continuing operations for the fiscal 2006 second quarter amounted to $7.8 million, or $.10 per diluted share, compared with $6.1 million, or $.08 per diluted share, last year representing an increase of 27%. The fiscal 2006 second quarter included a $0.8 million after tax charge for stock based compensation (for which there was no comparable amount in the prior year), and a $2.1 million after tax charge for amortization of acquired intangibles, (an increase of $0.8 million) related to our acquisitions in fiscal 2005.

The Company's financial performance from continuing operations for the six months of fiscal 2006 are as follows:

     o net sales increased 18% to $260.8 million from $221.7 million last year, including contributions from our fourth quarter 2005 acquisitions;
     o    pro forma gross profit margins were 47.8% compared to 47.3% last year;
          and
     o    pro forma operating income increased 31% compared to last year.

On a pro forma basis, for the fiscal 2006 six months, income from continuing operations increased 28% to $19.4 million, or $.26 per diluted share, compared to $15.1 million, or $.20 per diluted share, last year. The fiscal 2006 six months pro forma results exclude pre-tax charges of:

     o $6.9 million ($4.3 million, after tax) for amortization of acquired intangibles;
     o    $3.5 million ($2.1 million,  after tax) for stock based  compensation;
          and
     o $1.1 million ($0.7 million, after tax) for an acquisition related inventory adjustment.

The prior year's six months pro forma results excluded a pre-tax charge of $4.1 million ($2.6 million, after tax) for amortization of acquired intangibles.

On a GAAP basis, income from continuing operations for the fiscal 2006 six months amounted to $12.3 million, or $.16 per diluted share, compared with $12.5 million, or $.16 per diluted share last year. The fiscal 2006 six months included a $2.1 million after tax charge for stock compensation (for which there was no comparable amount in the prior year), a $4.3 million after tax charge for amortization of acquired intangibles (an increase of $1.7 million from last year's six months) and a $0.7 million after tax charge for an acquisition related inventory adjustment.

"We are pleased with the second quarter record sales which reflect 8% sequential growth," said Len Borow, President and Chief Operating Officer. "Our cost containment measures are showing results, as SG&A as a percentage of sales decreased by almost a full percent. We also achieved 24% sequential growth in pro forma earnings. Backlog reached $226.3 million, another record high, with a strong book-to-bill ratio of 1.08 to 1.0."


Our estimate of operating results for the March 2006 quarter is as follows:

     o    net sales are expected to be approximately $140 million; and

     o pro forma earnings from continuing operations per diluted share are anticipated to be $.15. Pro forma earnings exclude estimated amortization of acquired intangibles of $.03 per diluted share and stock-based compensation of $.01 per diluted share. GAAP earnings from continuing operations per diluted share are anticipated to be $.11.

Our conference call discussing second quarter results is scheduled for 9:00 a.m. (New York time) on February 8, 2006 and can be accessed by dialing 1-866-362-4829 in the United States and by dialing 617-597-5346 outside of the United States. The participant passcode is 58564177. There will be a replay of the conference call starting at approximately 11:00 a.m. (New York time) on February 8, 2006 and will be available for one week. The replay can be accessed by dialing 1-888-286-8010 within the United States and by dialing 617-801-6888 outside of the United States. The access code for both telephone numbers is 52906762. This call is being webcast by CCBN and can be accessed at Aeroflex's website at www.aeroflex.com. This webcast will be archived on that site for one
           ----------------
year. In conjunction with this conference call, the Company has also posted on its website certain financial information related to second quarter results.

About Aeroflex
--------------
Aeroflex Incorporated is a global provider of high technology solutions to the aerospace, defense and broadband communications markets. The Company's diverse technologies allow it to design, develop, manufacture and market a broad range of test, measurement and microelectronic products. The Company's common stock trades on the Nasdaq National Market System under the symbol ARXX and is included in the S&P SmallCap 600 index. Additional information concerning Aeroflex Incorporated can be found on the Company's Web site: www.aeroflex.com.


All statements other than statements of historical fact included in this press release regarding Aeroflex's financial position, business outlook, business strategy and plans and objectives of its management for future operations are forward-looking statements. When used in this press release, words such as "anticipate," "believe," "estimate," "expect," "intend" and similar expressions, as they relate to Aeroflex or its management, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of Aeroflex's management, as well as assumptions made by and information currently available to its management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, competitive factors and pricing pressures, the integration of acquired businesses, changes in legal and regulatory requirements, technological change or difficulties, product development risks, commercialization difficulties, general economic conditions, and other risk factors disclosed in Aeroflex's most recently filed Form 10-Q. Such statements reflect the current views of management with respect to the future and are subject to these and other risks, uncertainties and assumptions relating to Aeroflex's financial condition, results of operations, growth strategy and liquidity. Aeroflex does not undertake any obligation to update such forward-looking statements.


The pro forma results are a supplement to financial statements based on GAAP. The Company uses pro forma information to evaluate its operating performance and believes this presentation provides investors with additional insight into its underlying operating results. A full reconciliation between the pro forma and GAAP results from continuing operations is included in the accompanying financial data.





                              AEROFLEX INCORPORATED
                                AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (Unaudited)
            --------------------------------------------------------
                      (In thousands, except per share data)

                                                        For the Quarter Ended
                                                        ---------------------

                                           12/31/05      12/31/05     12/31/04    12/31/04
                                          ----------   -----------   ---------   -----------
                                           (GAAP)      (Pro forma)     (GAAP)    (Pro forma)

Net sales                                 $  135,156   $  135,156   $  112,469  $  112,469
 Cost of sales                                70,602       70,529       58,988      58,988
                                          ----------   ----------   ----------  ----------
Gross profit                                  64,554       64,627       53,481      53,481
 Selling, general and administrative
  costs                                       30,556       29,297       26,719      26,719
 Research and development costs               18,290       18,180       15,199      15,199
 Amortization of acquired intangibles          3,433            -        2,042           -
                                          ----------   ----------   ----------  ----------
Operating income                              12,275       17,150        9,521      11,563
 Interest and other income
  (expense), net                                 514          514          379         379
                                          ----------   ----------   ----------  ----------
Income from continuing operations
 before income taxes                          12,789       17,664        9,900      11,942
 Provision for income taxes                    5,015        6,965        3,758       4,510
                                          ----------   ----------   ----------  ----------
Income from continuing operations              7,774       10,699        6,142       7,432
Income (loss) from discontinued
 operations, net of tax                            -            -         (819)       (819)
                                          ----------   ----------   ----------  ----------
Net income                                $    7,774   $   10,699   $    5,323  $    6,613
                                          ==========   ==========   ==========  ==========
Income (loss) per common share:

  Basic:
    Continuing operations                 $     0.10   $     0.14   $     0.08  $     0.10
    Discontinued operations                        -            -        (0.01)      (0.01)
                                          ----------   ----------   ----------  ----------
    Net income                            $     0.10   $     0.14   $     0.07  $     0.09
                                          ==========   ==========   ==========  ==========
  Diluted:
    Continuing operations                 $     0.10   $     0.14   $     0.08  $     0.10
    Discontinued operations                        -            -        (0.01)      (0.01)
                                          ----------   ----------   ----------  ----------
    Net income                            $     0.10   $     0.14   $     0.07  $     0.09
                                          ==========   ==========   ==========  ==========
Weighted average number of shares
 Outstanding - Basic                          74,875       74,875       74,625      74,625
                                          ==========   ==========   ==========  ==========
             - Diluted                        75,990       75,990       76,310      76,310
                                          ==========   ==========   ==========  ==========






                             AEROFLEX INCORPORATED
                                AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)
           ---------------------------------------------------------
                     (In thousands, except per share data)



                                                            For the Six Months Ended
                                             ------------------------------------------------------
                                              12/31/05        12/31/05      12/31/04      12/31/04
                                             ------------    ----------    ----------    ----------
                                               (GAAP)        (Pro forma)     (GAAP)      (Pro forma)


Net sales                                     $  260,804     $  260,804    $  221,651    $  221,651
 Cost of sales                                   137,324        136,084       116,839       116,839
                                              ----------     ----------    ----------    ----------
Gross profit                                     123,480        124,720       104,812       104,812
 Selling, general and administrative
  costs                                           60,808         57,721        51,486        51,486
 Research and development costs                   36,254         36,035        29,743        29,743
 Amortization of acquired intangibles              6,889              -         4,101             -
                                              ----------     ----------    ----------    ----------
Operating income                                  19,529         30,964        19,482        23,583
 Interest and other income
 (expense), net                                      445            445           543           543
                                              ----------     ----------    ----------    ----------
Income from continuing operations
 before income taxes                              19,974         31,409        20,025        24,126
 Provision for income taxes                        7,672         12,049         7,484         8,992
                                              ----------     ----------    ----------    ----------
Income from continuing operations                 12,302         19,360        12,541        15,134
Income (loss) from discontinued
 operations, net of tax                                -              -        (1,602)       (1,602)
                                              ----------     ----------    ----------    ----------
Net income                                    $   12,302     $   19,360    $   10,939    $   13,532
                                              ==========     ==========    ==========    ==========

Income (loss) per common share:

Basic:
   Continuing operations                      $     0.16     $     0.26    $     0.17    $     0.20
   Discontinued operations                             -              -         (0.02)        (0.02)
                                              ----------     ----------    ----------    ----------
   Net income                                 $     0.16     $     0.26    $     0.15    $     0.18
                                              ==========     ==========    ==========    ==========
 Diluted:
   Continuing operations                      $     0.16     $     0.26    $     0.16    $     0.20
   Discontinued operations                             -              -         (0.02)        (0.02)
                                              ----------     ----------    ----------    ----------
   Net income                                 $     0.16     $     0.26    $     0.14    $     0.18
                                              ==========     ==========    ==========    ==========

Weighted average number of shares
   Outstanding - Basic                            74,816         74,816        74,536        74,536
                                              ==========     ==========    ==========    ==========
               - Diluted                          75,845         75,845        76,149        76,149
                                              ==========     ==========    ==========    ==========



                             AEROFLEX INCORPORATED
                                AND SUBSIDIARIES
              RECONCILIATION OF REPORTED GAAP RESULTS TO PRO FORMA
              ----------------------------------------------------
                 INCOME FROM CONTINUING OPERATIONS (Unaudited)
                 ---------------------------------------------
                     (In thousands, except per share data)



                                                For the Quarter Ended    For the Six Months Ended
                                               ------------------------  ------------------------
                                                 12/31/05    12/31/04     12/31/05      12/31/04
                                               -----------  ----------   ----------    ----------
GAAP income from
 continuing operations                          $  7,774     $  6,142     $ 12,302       $ 12,541
                                                --------     --------     --------       --------
Pro forma adjustments:
  Add back:
  Stock-based compensation                         1,442            -        3,458              -
  Amortization of acquired
   intangible assets                               3,433        2,042        6,889          4,101
  Acquisition related inventory adjustment             -            -        1,088              -
  Income tax benefit                              (1,950)        (752)      (4,377)        (1,508)
                                                --------     --------     --------       --------
Total pro forma adjustments                        2,925        1,290        7,058          2,593
                                                --------     --------     --------       --------
Pro forma income from
  continuing operations                         $ 10,699     $  7,432     $ 19,360       $ 15,134
                                                ========     ========     ========       ========



Income per common share:

  Basic:
  GAAP income from
   continuing operations after tax              $   0.10     $   0.08     $   0.16       $   0.17
  Pro forma adjustments, net of tax                 0.04         0.02         0.10           0.03
                                                --------     --------     --------       --------
  Pro forma income from
   continuing operations after tax              $   0.14     $   0.10     $   0.26       $   0.20
                                                ========     ========     ========       ========
  Diluted:
  GAAP income from
   continuing operations after tax              $   0.10     $   0.08     $   0.16       $   0.16
  Pro forma adjustments, net of tax                 0.04         0.02         0.10           0.04
                                                --------     --------     --------       --------
  Pro forma income from
   continuing operations after tax              $   0.14     $   0.10     $   0.26       $   0.20
                                                ========     ========     ========       ========
Weighted average number of shares
  outstanding - Basic                             74,875       74,625       74,816         74,536
                                                ========     ========     ========       ========
              - Diluted                           75,990       76,310       75,845         76,149
                                                ========     ========     ========       ========

                             AEROFLEX INCORPORATED
                                AND SUBSIDIARIES
               CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
               -------------------------------------------------
                     (In thousands, except per share data)


                                                      December 31,      June 30,
                                                          2005           2005
                                                     -------------   -----------
ASSETS
------

Current assets:

 Cash and cash equivalents                            $   15,511     $   12,974
 Marketable securities                                     7,003              -
 Accounts receivable, less allowance for
   doubtful accounts                                     103,031        101,317
 Inventories                                             126,275        118,906
 Deferred income taxes                                    18,339         18,499
 Prepaid expenses and other current assets                12,785         11,107
                                                      ----------     ----------
   Total current assets                                  282,944        262,803

Property, plant and equipment, net                        76,539         78,195
Other assets                                              13,249         13,537
Intangible assets with definite lives, net                59,257         67,266
Goodwill                                                 165,403        168,048
                                                      ----------     ----------
   Total assets                                       $  597,392     $  589,849
                                                      ==========     ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current liabilities:
 Current portion of long-term debt                    $      628     $      634
 Accounts payable                                         26,754         35,907
 Advance payments by customers                            24,793         15,183
 Income taxes payable                                      4,864          3,657
 Accrued payroll expenses                                 15,057         15,222
 Accrued expenses and other current liabilities           31,303         30,451
                                                      ----------     ----------
   Total current liabilities                             103,399        101,054

Long-term debt                                             4,004          4,190
Deferred income taxes                                     12,734         17,146
Other long-term liabilities                               20,459         23,479
                                                      ----------     ----------
   Total liabilities                                     140,596        145,869
                                                      ----------     ----------
Stockholders' equity:
 Preferred Stock, par value $.10 per share;
   authorized 1,000 shares:
    Series A Junior Participating Preferred
    Stock, par value $.10 per share,
    authorized 110; none issued                                -              -
 Common Stock, par value $.10 per share;
    authorized 110,000 shares; issued
    74,875 and 74,618 shares                               7,488          7,462
 Additional paid-in capital                              378,137        372,666
 Accumulated other comprehensive income                    4,024          9,020
 Retained earnings                                        67,147         54,846
                                                      ----------     ----------
                                                         456,796        443,994

Less:  Treasury stock, at cost (4 shares)                      -             14
                                                      ----------     ----------
  Total stockholders' equity                             456,796        443,980
                                                      ----------     ----------
  Total liabilities and stockholders' equity          $  597,392     $  589,849
                                                      ==========     ==========